Exhibit 99.1

First Western Financial, Inc. The First, Western-Based Private Trust Bank 2019 Annual Meeting of Shareholders

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western’s management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward- looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.

2018 Overview 3 .. Revenue growth driven by increases in both net interest income and non-interest income .. Improving earnings power .. Delivered significant improvement in profitability during second half of 2018 .. Strengthened capital position .. Completed initial public offering, raising net proceeds before expenses of $34.1 million .. Improved capital structure, lowered capital costs by redeeming higher-cost preferred stock and subordinated notes .. Removed capital constraints leading to accelerated balance sheet growth .. Organizational improvements .. Enhanced efficiencies by eliminating redundancies streamlining organization .. Made significant investments in business development platform

$110 $159 $327 $433 $478 $525 $509 $485 $533 $610 $673 $814 $894 $931 $102 $147 $270 $407 $472 $530 $596 $561 $589 $710 $754 $816 $938 $978 $1,256 $1,378 $2,133 $3,057 $4,119 $4,042 $3,952 $4,523 $4,842 $4,744 $4,926 $5,374 $5,235 $5,781 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $0 $200 $400 $600 $800 $1,000 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q1'19 Assets Under Management ($ millions) Total Deposits and Gross Loans ($ millions) Gross Loans Total Deposits Assets Under Management 4 Emerging From a Cycle of Capital Constraint Growth & Expansion Conservative Growth Capital Constrained Growth Growth & Expansion

Key Financial Trends

$0.11 $0.08 $0.19 $0.22 $0.21 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Net Income Available to Common Shareholders and Earnings per Share 6 Net Income Available to Common Shareholders .. Continued execution on embedded growth drivers producing consistent level of higher earnings .. Growth in revenue offset by higher expenses, resulting in slight decline in net income in 1Q19 Earnings per Share (in thousands) $625 $486 $1,434 $1,724 $1,627 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019

Pre-Tax, Pre-Provision Income(1) 7 (1) See Non-GAAP reconciliation $486 $4,774 $4,556 $5,795 $7,602 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018 2014-2018 Pre-Tax, Pre-Provision Income(1) ($000s) $1,366 $1,385 $2,250 $2,601 $2,345 March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 Quarterly Pre-Tax, Pre-Provision Income(1) ($000s) .. Delivering on earnings ramp-up .. Revenue growth exceeding expense growth .. Improving earnings power .. Demonstrating operating leverage in business model

$831 $862 $880 $893 $929 $908 $950 1Q18 2Q18 3Q18 4Q18 1Q19 4Q18 1Q19 HFI HFS Average Period End Loan Portfolio 8 Loan Portfolio Composition(1) .. Total loan growth of 9.9% in 2018 .. Loan growth accelerating with annualized growth of 17.1% in 4Q18 and 16.7% in 1Q19 .. Positive trends in loan production, partially offset by higher levels of payoffs .. Well diversified growth with increases in Residential Mortgage, C&I, and Cash, Securities, and Other portfolios (in thousands, as of quarter-end) Total Loans(1) (in millions) (1) Excludes deferred costs, net 1Q 2018 4Q 2018 1Q 2019 Cash, Securities and Other $123,659 $114,165 $130,641 Construction and Development 29,150 31,897 37,128 1 - 4 Family Residential 298,007 350,852 360,607 Non-Owner Occupied CRE 167,617 173,741 172,014 Owner Occupied CRE 92,508 108,480 108,873 Commercial and Industrial 105,265 113,660 120,602 Gross Loans $816,206 $892,795 $929,865 Mortgage loans held for sale 22,146 14,832 19,778 Total Loans $838,352 $907,627 $949,643

$810 $838 $862 $880 $981 $938 $978 1Q18 2Q18 3Q18 4Q18 1Q19 4Q18 1Q19 Average Period End Total Deposits 9 Deposit Portfolio Composition .. Total deposits increased 14.9% in 2018 .. Deposit growth accelerating with annualized growth of 26.9% in 4Q18 and 17.2% in 1Q19 .. Inflows of trust and large client deposits driving growth 1Q 2018 4Q 2018 1Q 2019 Money market deposit accounts $328,427 $489,506 $513,328 Time deposits 185,459 178,743 176,312 NOW 78,970 64,853 59,464 Savings accounts 1,789 1,800 2,513 Noninterest-bearing accounts 223,582 202,856 226,484 Total Deposits $818,227 $937,758 $978,101 (in thousands, as of quarter-end) Total Deposits (in millions)

Trust and Investment Management .. Total assets under management declined during 2018 due to significant drop in U.S. equity market at the end of the year .. Growth has resumed in 2019 due to stronger equity market performance and inflows of new assets $5,358 $5,416 $5,626 $5,235 $5,781 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody (in millions, as of quarter-end) 10

Non-Interest Expense and Efficiency Ratio 11 Total Non-Interest Expense .. Expense reductions drove steady improvement in efficiency ratio throughout 2018 .. 1Q19 non-interest expense increased 8.2%, primarily due to higher bonus accrual and payroll tax reset .. 1Q19 year-over-year improvement in efficiency ratio demonstrates longer-term progress (from 89.1% to 83.2%) Operating Efficiency Ratio(1) 89.1% 88.8% 83.0% 80.6% 83.2% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 $13,286 $13,084 $12,176 $11,649 $12,602 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 (in thousands) (1) See Non-GAAP reconciliation

Asset Quality 12 Non-Performing Assets/Total Assets .. Increase in NPAs primarily driven by one relationship with no loss expected .. Other credit trends are stable to positive .. 10 consecutive quarters of no net charge-offs Net Charge-Offs/Average Loans 0.0% 0.0% 0.0% 0.0% 0.0% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 0.41% 0.35% 1.81% 1.82% 1.69% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019

Outlook

Strong Foundation for Long-Term Growth 14 Investments in Revenue Generation Made in 2017 - 2018 .. Experienced executive leadership added:  Colorado/Wyoming Profit Center President  Chief Credit Officer  Chief Investment Officer  Senior Trust Officer .. Business Development Officers added in full service offices .. Mortgage Loan Originators added and working with offices in 2018  $85.6 million in portfolio loans produced in 2018 ..“Local” marketing campaign launched in 4Q18 We believe MYFW is well positioned to capitalize on dislocation in Colorado banking market

Progress in 2019 15 .. Business development platform gaining traction, driving increases in gross revenue .. Loan production continues to be well diversified .. Lower mortgage rates, seasonal factors driving increase in volumes .. Continued YoY improvement in operating efficiencies despite further investment in revenue generating positions .. Disruption in Colorado banking market creating opportunities to add clients and experienced talent

16 The Roadmap to Shareholder Value Creation Short-Term Goals Long-Term Goals Our mission is to be the BPBFWWMC – Best Private Bank for the Western Wealth Management Client We believe First Western can be a unique, niche focused regional powerhouse with high fee income and consistent strong earnings from our scalable wealth management platform .. Embedded earnings growth drivers • Benefit from operating leverage • Integrate mortgage and capital management operations • Leverage other product groups .. Accelerate revenue growth • Leverage expanded trust and IM teams • Add trust and IM products, services • Build traction with Wealth Advisors .. Add commercial banking depth • Cross sales to target wealth management clients • High margin products through existing channels .. Drive to $5 billion in total assets, $25 billion TIM assets through both organic growth and acquisitions • ~50 offices • $7-8 million in revenue per office • 60% contribution margin per office .. Build footprint, scale and operating leverage with M&A • Capital and earnings accretive .. Create, roll out virtual private bank • Robo advisor tied to bank •“Buy up” into expert advice .. Upgrade wealth management platform • Fully integrated front end .. Sell wholesale TIM services to other banks

Appendix

18 Non-GAAP Reconciliation Consolidated Pre-tax, Pre-provision Income For the Three Months Ended(1), (Dollars in thousands) March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 Net Income, as reported $1,186 $1,048 $1,689 $1,724 $1,627 Provision for (recovery of) loan losses (187) -- 18 349 194 Income tax expense (benefit) 367 337 543 528 524 Pre-tax, Pre-provision Income $1,366 $1,385 $2,250 $2,601 $2,345 Consolidated Pre-tax, Pre-provision Income For the Twelve Months Ended December 31, (Dollars in thousands) 2014 2015 2016 2017 2018 Net Income, as reported $10,990 $2,650 $2,302 $2,023 $5,647 Provision for loan losses 1,455 1,071 985 788 180 Income tax expense (benefit) (11,959) 1,053 1,269 2,984 $1,775 Pre-tax, Pre-provision Income $486 $4,774 $4,556 $5,795 $7,602 Tangible Common Equity Per Share As of March 31, (Dollars in thousands, except per share data) 2018(1) 2019(1) Total shareholders’ equity $104,155 $119,668 Less Preferred stock (liquidation preference) 24,968 -- Goodwill 24,811 24,811 Intangibles, net 1,003 229 Tangible common equity $53,373 $94,628 Common shares outstanding, end of period 5,900,698 7,968,420 Tangible common book value per share $9.05 $11.88 (1) Quarterly information has not been audited.

19 Non-GAAP Reconciliation Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 Non-interest expense $13,286 $13,084 $12,176 $11,649 $12,602 Less: Amortization 230 230 208 163 173 Adjusted non-interest expense $13,056 $12,854 $11,968 $11,486 12,429 Net interest income $7,360 $7,577 $7,788 $7,899 7,971 Non-interest income 7,292 6,892 6,638 6,351 6,976 Total Income(1) $14,652 $14,469 $14,426 $14,250 14,947 Efficiency ratio 89.1% 88.8% 83.0% 80.6% 83.2% (1) Total income equals gross revenue as no net gain (loss) on sale of securities occurred during the periods presented.